UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2012
Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-441-8500
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 9, 2012, the Federal Home Loan Bank of Dallas (the "Bank") completed its director election process for directorships that will commence on January 1, 2013. Two new directors, Tim H. Carter and W. Wesley Hoskins, were elected to serve on the Bank’s Board of Directors. In addition, Joseph F. Quinlan, Jr. and Margo S. Scholin were each elected to serve an additional term on the Bank’s Board of Directors. The election of these directors was reported under Item 5.02 of the Bank’s Current Report on Form 8-K dated November 9, 2012 and filed with the Commission on November 15, 2012. At the time of filing such report, the committees of the Bank’s Board of Directors to which Messrs. Carter and Hoskins would be named had not been determined nor had it been determined whether Mr. Quinlan and Ms. Scholin would continue to serve on the same committees that they have served on in 2012.

The Bank is filing this Form 8-K/A to report that on December 20, 2012 the Bank’s Board of Directors appointed these individuals to serve on the following board committees for 2013:

Mr. Carter - Audit Committee and Compensation and Human Resources Committee

Mr. Hoskins - Government Relations Committee and Affordable Housing and Economic Development Committee

Mr. Quinlan - Executive Committee, Risk Management Committee (Chairman), and Strategic Planning Committee

Ms. Scholin - Strategic Planning Committee (Vice Chairman) and Audit Committee

In addition, 2013 committee assignments for all other directors were also made on December 20, 2012. Following these appointments, the composition of each of the Board of Directors’ committees is as follows:

Executive Committee

James H. Clayton (Chairman)
Mary E. Ceverha (Vice Chairman)
Patricia P. Brister
C. Kent Conine
Charles G. Morgan, Jr.
Joseph F. Quinlan, Jr.
Anthony S. Sciortino
Ron G. Wiser

Compensation and Human Resources Committee

Patricia P. Brister (Chairman)
James W. Pate, II (Vice Chairman)
Tim H. Carter
Anthony S. Sciortino
James H. Clayton
Mary E. Ceverha

Affordable Housing and Economic Development Committee

C. Kent Conine (Chairman)
Dianne W. Bolen (Vice Chairman)
W. Wesley Hoskins
James W. Pate, II
James H. Clayton
Mary E. Ceverha

Audit Committee

Ron G. Wiser (Chairman)
Julie A. Cripe (Vice Chairman)
Tim H. Carter
Charles G. Morgan, Jr.
Margo S. Scholin
James H. Clayton
Mary E. Ceverha

Government Relations Committee

Anthony S. Sciortino (Chairman)
John P. Salazar (Vice Chairman)
Dianne W. Bolen
Patricia P. Brister
C. Kent Conine
Julie A. Cripe
W. Wesley Hoskins
James H. Clayton
Mary E. Ceverha

Risk Management Committee

Joseph F. Quinlan, Jr. (Chairman)
Robert M. Rigby (Vice Chairman)
Julie A. Cripe
Ron G. Wiser
James H. Clayton
Mary E. Ceverha

Strategic Planning Committee

Charles G. Morgan, Jr. (Chairman)
Margo S. Scholin (Vice Chairman)
Joseph F. Quinlan, Jr.
Robert M. Rigby
John P. Salazar
James H. Clayton
Mary E. Ceverha

In 2013, Mr. Clayton and Ms. Ceverha will serve as Chairman and Vice Chairman, respectively, of the Bank’s Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

December 26, 2012	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Senior Vice President and Chief Accounting Officer